UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 28, 2007
MICHAEL BAKER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-6627	25-0927646

(Commission File Number)	(IRS Employer Identification No.)

100 Airside Drive Moon Township, Pennsylvania	15108

(Address of Principal Executive Offices)	(Zip Code)
(412) 269-6300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On November 28, 2007, the Board of Directors of Michael Baker Corporation (the “Corporation”) resolved to amend the Corporation’s By-laws to allow for the Corporation’s shares of stock to be uncertificated and as such, be eligible for participation in a direct registration system (“DRS”). The By-laws previously stated that every holder of fully-paid stock of the Corporation was entitled to a certificate. The amendment was necessary for the Corporation to remain compliant with the rules of the American Stock Exchange, as Amex Rule 778 and Amex Company Guide Section 135 state that all securities listed on Amex are required to be eligible for a DRS. The full text of the By-laws, as amended, is found in Exhibit 3.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
          The following exhibit is filed with this report on Form 8-K:

Exhibit No.	Description

3.1	By-laws amended November 28, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL BAKER CORPORATION
By:	/s/ H. James McKnight
H. James McKnight
Executive Vice President, General Counsel and Secretary

Date: November 30, 2007

EXHIBIT INDEX

Number	Description	Method of Filing

3.1	By-laws amended November 28, 2007.	Filed herewith.